Exhibit a(viii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K

                                 Amendment No. 8
                                       to
                            ARTICLES OF INCORPORATION
                               Dated July 30, 1992


      THESE Articles of Incorporation are amended as follows:

      Delete Section (a) of Article IV and substitute in its place the following:

      " (a) The Corporation is authorized to issue fifty billion
(50,000,000,000) shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

                                                               Authorized Number
Class                                           Series                of Shares
-----                                           ------               ---------
Marshall Balanced Fund                          1,000,000,000
Marshall Equity Income Fund                           1,000,000,000
Marshall Government Income Fund                                   1,000,000,000
Marshall Intermediate Bond Fund                                   1,000,000,000
Marshall Mid-Cap Growth Fund                    1,000,000,000
Marshall Money Market Fund          A Shares                      5,000,000,000
Marshall Money Market Fund          B Shares                5,000,000,000
Marshall Short-Term Income Fund                             1,000,000,000
Marshall Large-Cap Growth & Income Fund               1,000,000,000
Marshall Mid-Cap Value Fund                           1,000,000,000
Marshall Short-Term Tax-Free Fund                     1,000,000,000
Marshall Intermediate Tax-Free Fund                   1,000,000,000
Marshall International Stock Fund                     1,000,000,000
Marshall Small-Cap Growth Fund                        1,000,000,000

The remaining 28,000,000,000 shares shall remain unclassified until action is taken by the Board of Directors pursuant to the following paragraph."

      The undersigned Secretary of Marshall Funds, Inc. certifies that the above stated amendment is a true and correct Amendment to the Articles of Incorporation, as adopted by the Directors of the Corporation as of the 28th day of April, 1997, in accordance with Section 180.1002 of the Wisconsin Business Corporation Law.

      WITNESS the due execution hereof this 28th day of April, 1997.


                                          /s/Peter J. Germain
                                          Peter J. Germain
                                          Secretary
Prepared by:      C. Todd Gibson
            Federated Administrative Services
            Federated Investors Tower
            Pittsburgh, PA  15222-3779

                                                   Exhibit a(ix) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K

                              MARSHALL FUNDS, INC.
                                     FORM OF
                                 Amendment No. 9
                                       to
                            ARTICLES OF INCORPORATION
                               Dated July 30, 1992


      THESE Articles of Incorporation are amended as follows:

      Delete Section (a) of Article IV and substitute in its place the following:

      " (a) The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

                                                   Authorized Number of
             Class                        Series           Shares
             -----                        ------           ------
Marshall Balanced Fund                                   Indefinite
Marshall Equity Income Fund              Series A        Indefinite
Marshall Equity Income Fund              Series Y        Indefinite
Marshall Government Income Fund          Series A        Indefinite
Marshall Government Income Fund          Series Y        Indefinite
Marshall Intermediate Bond Fund          Series A        Indefinite
Marshall Intermediate Bond Fund          Series Y        Indefinite
Marshall Mid-Cap Growth Fund             Series A        Indefinite
Marshall Mid-Cap Growth Fund             Series Y        Indefinite
Marshall Money Market Fund               Series A        Indefinite
Marshall Money Market Fund               Series B        Indefinite
Marshall Short-Term Income Fund          Series Y        Indefinite
Marshall Large-Cap Growth & Income Fund  Series A        Indefinite
Marshall Large-Cap Growth & Income Fund  Series Y        Indefinite
Marshall Mid-Cap Value Fund              Series A        Indefinite
Marshall Mid-Cap Value Fund              Series Y        Indefinite
Marshall Short-Term Tax-Free Fund        Series Y        Indefinite
Marshall Intermediate Tax-Free Fund      Series Y        Indefinite
Marshall International Stock Fund        Series A        Indefinite
Marshall International Stock Fund        Series Y        Indefinite
Marshall Small-Cap Growth Fund           Series A        Indefinite
Marshall Small-Cap Growth Fund           Series Y        Indefinite

      The undersigned Secretary of Marshall Funds, Inc. certifies that the above stated amendment is a true and correct Amendment to the Articles of Incorporation, as adopted by the Directors of the Corporation as of the 27th day of July, 1998, and that shareholder action is not required, all in accordance with Section 180.1002 of the Wisconsin Business Corporation Law.

      WITNESS the due execution hereof this 26th day of October, 1998.


                                    Peter J. Germain
                                    Secretary
Prepared by:      C. Todd Gibson
            Federated Administrative Services
            Federated Investors Tower
            Pittsburgh, PA  15222-3779